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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  April 3, 2002

                                   ----------

                              FLOWSERVE CORPORATION
             (Exact name of registrant as specified in the charter)

            New York                      001-13179               31-0267900
(State of other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)

 222 W. Las Colinas Blvd., Suite 1500,                             75039
           Irving, Texas                                         (Zip Code)
(Address of principal executive offices)

                                 (972) 443-6500
               Registrant's telephone number, including area code


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                                                                               2

Item 5. Other Events

         On April 3, 2002, Flowserve Corporation (the "Company") issued a press release announcing that it had commenced a public offering of common stock. The Company plans to issue 8,000,000 shares of common stock, or 9.2 million shares if the underwriters fully exercise the over-allotment option granted to them by the Company. The Company plans to use the net proceeds of the offering to fund a portion of the purchase price associated with the Company's pending acquisition of Invensys plc's flow control division ("IFC"), which was announced on March 22, 2002. In the event the Company does not consummate the pending acquisition under the definitive purchase agreement, the net proceeds of the offering will be used to repay outstanding indebtedness under the Company's exiting senior credit facilities. Attached as Exhibit 99.1 hereto, and incorporated by reference herein, is a copy of the press release of the Company dated April 3, 2002.

         Attached as Exhibit 99.2 hereto, and incorporated by reference herein, are the unaudited condensed combined financial statements of IFC as of December 29, 2001 and for each of the nine month periods ended December 29, 2001 and December 30, 2000, and the audited combined financial statements of IFC as of March 31, 2001 and 2000 and for each of the two fiscal years in the period ended March 31, 2001. Attached as Exhibit 99.3 hereto, and incorporated by reference herein, is the consent of Ernst & Young LLP with respect to the matters set forth in such consent.

Item 7. Financial Statements and Exhibits

(a)      Financial Statements.

         None.

(b)      Pro Form Financial Information.

         None.

(c)      Exhibits.

         See the Exhibit Index contained herein for a list of the exhibits to this current report.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Flowserve Corporation

Dated: April 3, 2002


                                    By:  /s/ RONALD F. SHUFF
                                         ---------------------------------------
                                         Name:  Ronald F. Shuff
                                         Title: Vice President, Secretary and
                                                General Counsel



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                                                                               4



                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   99.1                  Press release of the Company dated April 3, 2002.

   99.2 Unaudited condensed combined financial statements of IFC as of December 29, 2001 and for each of the nine month periods ended December 29, 2001 and December 30,
                         2000, and the audited combined financial statements of IFC as of March 31, 2001 and 2000 and for each of the two fiscal years in the period ended March 21, 2001.

   99.3                  Consent of Ernst & Young LLP.